UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2007
BOSTON CAPITAL TAX CREDIT FUND III L.P.
(Exact name of registrant as specified in its charter)

Delaware	0-21718	52-1749505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Boston Place
Suite 2100
Boston, Massachusetts 02108
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (617) 624-8900

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 7.01.	Regulation FD Disclosure
On December 11, 2007, Boston Capital Tax Credit Fund III L.P., mailed to holders of beneficial interests in its Series 19 limited partnership interests a letter describing its General Partner’s recommendation concerning a tender offer made by Paco Development, LLC. A copy of that letter is attached.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit
99.1	Letter to Beneficial Interest Holders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boston Capital Tax Credit Fund III L.P.
By:	Boston Capital Associates III L.P.,
General Partner

By:	BCA Associates Limited Partnership,
General Partner

By:	C&M Management Inc.,
General Partner

Date: December 11, 2007	By:	/s/ John P. Manning
John P. Manning
President

Exhibit Index

Exhibit
Number	Exhibit Name
99.1	Letter to Beneficial Interest Holders